UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SCHWAB INVESTMENTS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Schwab Treasury Inflation Protected Securities Fund

Recently we sent you proxy material regarding the Special Meeting of Shareholders that is scheduled for March 22, 2013. The Fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the meeting as scheduled.

Voting is very important for your investment and the operation of the Fund. Please vote now to be sure your vote is received in time for the March 22, 2013 Special Meeting of Shareholders.

The Fund has made it very easy for you to vote. Choose one of the following methods:

•   Log on to the website listed on your proxy card, enter your control number located on your proxy card, and vote by following the on screen prompts.

•   Call the toll-free touchtone voting number listed on your proxy card with your control number located on your proxy card and follow the touchtone prompts.

•   Mail in your signed proxy card in the envelope provided.

Voting takes only a few minutes.

PLEASE VOTE TODAY.

(If you have recently voted, thank you, and please disregard this notice.)

OBO

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Go to website www.proxyvote.com

3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Call 1-800-690-6903

3)    Follow the instructions.

To vote by Mail

1)    Read the Proxy Statement.

2)    Check the appropriate boxes on the proxy card below.

3)    Sign and date the proxy card.

4)    Return the proxy card in the envelope provided.

To vote with a Live Representative

Call toll free 1-877-777-6017 to speak to a live Proxy Solicitor representative.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M51042-S00244 KEEP THIS PORTION FOR YOUR RECORDS

 — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Trustees recommends that you vote FOR each Proposal.	For	Against	Abstain
Proposal 1: To approve the replacement of the fundamental investment objective for Schwab Treasury Inflation Protected Securities Fund with a new non-fundamental investment objective.	☐	☐	☐

Proposal 2:    To approve the amendment of the fundamental investment restriction with respect to concentrating investments in a          particular industry or group of industries for Schwab Treasury Inflation Protected Securities Fund.

	☐	☐	☐
Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

Please sign exactly as your name(s) appear(s) on this card. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, each joint owner must sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING

TO BE HELD ON MARCH 22, 2013

THE PROXY STATEMENT AND THE ACCOMPANYING NOTICE OF SPECIAL MEETING OF

SHAREHOLDERS ARE AVAILABLE AT WWW.PROXYVOTE.COM.

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M51043-S00244

SCHWAB INVESTMENTS

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

OF THE SCHWAB TREASURY INFLATION PROTECTED SECURITIES FUND

TO BE HELD MARCH 22, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF SCHWAB INVESTMENTS

This proxy is for your use in voting on various matters relating to the Schwab Treasury Inflation Protected Securities Fund (the “Fund”), a series of Schwab Investments. The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Catherine MacGregor, Alexandra Oprescu, and Erica Gates, and each of them (with full power of substitution), the proxies of the undersigned to attend the special meeting of shareholders of the Fund to be held on March 22, 2013, at the offices of Charles Schwab & Co., Inc., 215 Fremont Street, San Francisco, California, 94105 commencing at 9:00 a.m. Pacific Time and at any adjournments or postponements thereof (the “Meeting”), and to vote all of the shares of the Fund that the signer(s) would be entitled to vote at the Meeting and on any matter incident to the conduct of the Meeting, all as set forth in the Notice of Special Meeting of Shareholders and the Proxy Statement dated January 7, 2013.

This proxy, when properly executed, will be voted as indicated on the reverse side. If you sign without otherwise indicating a vote on a proposal, this proxy will be voted FOR that proposal. As to any other matter that may properly come before the Meeting, the shares will be voted by said proxies in accordance with their judgment. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated January 7, 2013.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

Schwab Treasury Inflation Protected Securities Fund

Recently we sent you proxy material regarding the Special Meeting of Shareholders that is scheduled for March 22, 2013. The Fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the meeting as scheduled.

1-877-777-6017

Voting is very important for your investment and the operation of the Fund. Please vote now to be sure your vote is received in time for the March 22, 2013 Special Meeting of Shareholders.

The Fund has made it very easy for you to vote. Choose one of the following methods:

•   Speak to a live Proxy Specialist by calling the number above. We can answer your questions and record your vote. (open: M-F 9:30am – 9pm, Sat 10am – 6pm ET)

•   Log on to the website listed on your proxy card, enter your control number located on your proxy card, and vote by following the on screen prompts.

•   Call the toll-free touchtone voting number listed on your proxy card with your control number located on your proxy card and follow the touchtone prompts.

•   Mail in your signed proxy card in the envelope provided.

Voting takes only a few minutes.

PLEASE VOTE TODAY.

(If you have recently voted, thank you, and please disregard this notice.)

NOBO

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Go to website www.proxyvote.com

3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Call 1-800-690-6903

3)    Follow the instructions.

To vote by Mail

1)    Read the Proxy Statement.

2)    Check the appropriate boxes on the proxy card below.

3)    Sign and date the proxy card.

4)    Return the proxy card in the envelope provided.

To vote with a Live Representative

Call toll free 1-877-777-6017 to speak to a live Proxy Solicitor representative.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M51042-S00244 KEEP THIS PORTION FOR YOUR RECORDS

 — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Trustees recommends that you vote FOR each Proposal.	For	Against	Abstain
Proposal 1: To approve the replacement of the fundamental investment objective for Schwab Treasury Inflation Protected Securities Fund with a new non-fundamental investment objective.	☐	☐	☐

Proposal 2:    To approve the amendment of the fundamental investment restriction with respect to concentrating investments in a          particular industry or group of industries for Schwab Treasury Inflation Protected Securities Fund.

	☐	☐	☐
Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

Please sign exactly as your name(s) appear(s) on this card. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, each joint owner must sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING

TO BE HELD ON MARCH 22, 2013

THE PROXY STATEMENT AND THE ACCOMPANYING NOTICE OF SPECIAL MEETING OF

SHAREHOLDERS ARE AVAILABLE AT WWW.PROXYVOTE.COM.

 — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

M51043-S00244

SCHWAB INVESTMENTS

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

OF THE SCHWAB TREASURY INFLATION PROTECTED SECURITIES FUND

TO BE HELD MARCH 22, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF SCHWAB INVESTMENTS

This proxy is for your use in voting on various matters relating to the Schwab Treasury Inflation Protected Securities Fund (the “Fund”), a series of Schwab Investments. The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Catherine MacGregor, Alexandra Oprescu, and Erica Gates, and each of them (with full power of substitution), the proxies of the undersigned to attend the special meeting of shareholders of the Fund to be held on March 22, 2013, at the offices of Charles Schwab & Co., Inc., 215 Fremont Street, San Francisco, California, 94105 commencing at 9:00 a.m. Pacific Time and at any adjournments or postponements thereof (the “Meeting”), and to vote all of the shares of the Fund that the signer(s) would be entitled to vote at the Meeting and on any matter incident to the conduct of the Meeting, all as set forth in the Notice of Special Meeting of Shareholders and the Proxy Statement dated January 7, 2013.

This proxy, when properly executed, will be voted as indicated on the reverse side. If you sign without otherwise indicating a vote on a proposal, this proxy will be voted FOR that proposal. As to any other matter that may properly come before the Meeting, the shares will be voted by said proxies in accordance with their judgment. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated January 7, 2013.

PLEASE SIGN AND DATE ON THE REVERSE SIDE